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                                EXHIBIT (10)(a)
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                        CONSENT OF INDEPENDENT AUDITORS
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                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated March 27, 1998 with respect to the financial statements of PFL Life Variable Annuity Account A, and to the use of our report dated February 27, 1998 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-26209) and related Prospectus of The Atlas Portfolio Builder Variable Annuity.

                                        /s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 1998